DELAWARE GROUP® ADVISER FUNDS

Delaware International Bond Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated February 28, 2012

This supplement supersedes the supplement dated July 31, 2012 and is effective as of October 12, 2012. The following replaces the information in the section entitled “Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of August 31, 2012 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent practicable date.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Jeffrey S. Van Harte
Registered Investment Companies	14	$6.3 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	50	$7.2 billion	5	$653.4 million
Christopher J. Bonavico
Registered Investment Companies	19	$8.2 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	70	$8.1 billion	5	$653.4 million
Daniel J. Prislin
Registered Investment Companies	14	$6.3 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	55	$7.2 billion	5	$653.4 million
Christopher M. Ericksen
Registered Investment Companies	13	$6.2 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	42	$6.4 billion	3	$443.8 million
Paul Grillo
Registered Investment Companies	21	$23.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$1.8 billion	1	$726.2 million
Thomas H. Chow
Registered Investment Companies	12	$20.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$4.1 billion	0	$0

Roger A. Early
Registered Investment Companies	17	$24.8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	45	$6.2 billion	2	$787.5 million
Kevin P. Loome
Registered Investment Companies	18	$18.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	15	$4.0 billion	0	$0
Wen-Dar Chen
Registered Investment Companies	3	$12.8 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$479.7 million	0	$0
J. David Hillmeyer
Registered Investment Companies	6	$13.0 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$490.9 million	0	$0
Paul Matlack
Registered Investment Companies	1	$13.5 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	Less than $1 million	0	$0

Delaware International Bond Fund
	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Macquarie Bank International Limited
Graham McDevitt
Registered Investment Companies	1	$13.5 million	0	$0
Other Pooled Investment Vehicles	6	$2.8 billion	0	$0
Other Accounts	2	$0.5 billion	0	$0

The following information is added to the section entitled “Portfolio Managers – Compensation Structure”:

Compensation – Mr. McDevitt: Compensation consists of fixed remuneration in the form of a base salary and variable (at risk) performance pay in the form of an annual profit share allocation. All employees at Macquarie are also eligible for superannuation contributions.

Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March / April and takes effect from July 1 of that year.

Aggregate staff profit share is linked to Macquarie’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie operates profit share retention arrangement for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained amounts from 2009 onwards are invested in the Macquarie employee retained equity plan. The use of equity for employee remuneration strengthens the alignment between the interests of staff and shareholders and Macquarie’s ability to attract and retain high quality staff.

Please keep this Supplement for future reference.

This Supplement is dated October 15, 2012.